UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): January 27, 2016

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2016, the Board of Directors (the “Board”) of Church & Dwight Co., Inc. (the “Company”) approved amendments (“Amendments”) to the Company’s form of change in control and severance agreements with its executive officers (the “Revised Form of Change in Control and Severance Agreement”). The Company intends to enter into the Revised Form of Change in Control and Severance Agreement with each executive officer who is a party to the Company’s existing change in control and severance agreements and each other person who becomes an executive officer of the Company.

The Amendments provide for the following material changes to the form of change in control and severance agreement:

•	revised the definition of “cause” so that, as modified, “cause” means the executive’s dishonesty, fraud, willful misconduct or refusal to follow or comply with the lawful direction of the Company (for any reason other than illness or incapacity, and provided that such refusal is not based on the executive’s good faith compliance with applicable legal or ethical standards), as determined by the Board in its sole discretion;

•	provided clarification that a change in control must actually occur in order for any executive to be entitled to receive change in control severance benefits by virtue of such executive’s employment being terminated prior to such change in control;

•	amended the post-termination group medical coverage provision to provide that, if the executive ceases to be eligible for COBRA continuation coverage or if the receipt by the executive of such coverage would result in the imposition of an excise tax on the Company or the violation of any applicable law, then, the Company will instead pay to the executive during the applicable welfare benefit continuation period a monthly payment equal to the amount the Company would have paid had the executive continued participation in the Company’s group welfare benefit plans;

•	amended the post-termination group life insurance coverage provision to provide that the Company will pay to the executive a monthly cash payment during the applicable welfare benefit continuation period equal to the monthly premium amount applicable for the executive to continue to receive the same basic level of life insurance coverage in effect for executives under the Company’s group life insurance plans at the time of the executive’s employment termination. The amount of such monthly premium will be communicated by the applicable insurance carrier to the Company within thirty (30) days following the executive’s employment termination. However, if no such amount is communicated, the amount of such monthly premium will be equal to the applicable monthly premium amount in effect for such coverage under the Company’s group life insurance plans at the time of the executive’s employment termination;

•	provided a requirement that the executive’s receipt of severance payments is conditioned on the executive’s continued compliance with the restrictive covenant obligations in the agreement;

•	provided a requirement that the executive’s receipt of healthcare continuation, life insurance and outplacement benefits is conditioned on the executive’s execution of a general release of claims in favor of the Company; and

•	for the chief executive officer’s agreement only, (i) increased the change in control severance from two (2) times to three (3) times the sum of annual base salary and the target bonus amount for the year of termination, (ii) increased the non-change in control severance payment from one (1) times to two (2) times the annual base salary, (iii) extended the welfare benefit continuation period from 24 months to 36 months for a change-in-control related termination and from 12 months to 24 months for a non-change-in-control related termination, (iv) extended the length of the non-competition period from two (2) years to three (3) years for a change-in-control related termination and from one (1) year to two (2) years for a voluntary termination by the executive not for “good reason,” (v) extended the length of the non-solicitation period from two (2) years to three (3) years for a change-in-control related termination and from one (1) year to two (2) years for a non-change-in-control related termination or a voluntary termination by the executive not for “good reason,” and (vi) added a requirement that the executive resign from the Board in the event of any termination of executive’s employment.

The foregoing descriptions of the changes to the Company’s change in control and severance agreements are qualified in their entirety by the form of Revised Form of Change in Control and Severance Agreement for Matthew T. Farrell attached hereto as Exhibit 10.1 and the form of Revised Form of Change in Control and Severance Agreement for the Company’s executive officers (other than Matthew T. Farrell) attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2016, the Board approved amendments to Article II, Section 4 and Article IV, Section 3 of the Company’s bylaws to clarify that special meetings of stockholders or the Board may be called at any time for any purpose or purposes by the Chairman or the Chief Executive Officer of the Company. These amendments were made to recognize that the roles of the Company’s Chairman and Chief Executive Officer may be separate or combined. As of January 4, 2016, the roles of the Company’s Chairman and Chief Executive Officer are held separately.

The summary of the bylaw amendment is qualified in its entirety by reference to the Amended and Restated Bylaws, attached as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

3.1	Amended and Restated Bylaws, as amended on January 27, 2016

10.1	Amended and Restated Change in Control and Severance Agreement, to be entered into by and between the Company and Matthew T. Farrell

10.2	Form of Amended and Restated Change in Control and Severance Agreement for Officers (other than Matthew T. Farrell)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: February 2, 2016	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

3.1	Amended and Restated Bylaws, as amended on January 27, 2016

10.1	Amended and Restated Change in Control and Severance Agreement, to be entered into by and between the Company and Matthew T. Farrell

10.2	Form of Amended and Restated Change in Control and Severance Agreement for Officers (other than Matthew T. Farrell)